UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 20, 2018

TRANSOCEAN LTD.

(Exact name of registrant as specified in its charter)

Zug, Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

Turmstrasse 30 Steinhausen, Switzerland		6312
(Address of principal executive offices)		(Zip Code)

+41 (41) 749-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a‑12 under the Securities Act (17 CFR 240.14a‑12)

☐  Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.Results of Operations and Financial Condition

Our press release dated February 20, 2018, concerning financial results for the fourth quarter and full year 2017, furnished as Exhibit 99.1 to this report, is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The exhibit to this report furnished pursuant to Item 9.01 is as follows:

Number	Description
99.1	Press Release Reporting Fourth Quarter and Full Year 2017 Financial Results

Index to Exhibits

Number	Description
99.1	Press Release Reporting Fourth Quarter and Full Year 2017 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSOCEAN LTD.

Date: February 20, 2018	By	/s/ Daniel Ro-Trock
Daniel Ro-Trock
Authorized Person